                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 31, 1997


                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate
                                 Trust 1997-5
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                     333-18343                 41-1840853
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(State or other jurisdiction       (Commission              (IRS employer
  of incorporation)                 file number)           identification No.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:      (612) 293-3400
                                                     -------------------------

                                Not Applicable
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On July 31, 1997, the Registrant sold approximately $550,000,000 of
           Manufactured Housing Contract Senior/Subordinate Pass-Through
           Certificates, Series 1997-5 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree
           Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description
               -----------   -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and Firstar Trust Company, as Trustee, dated as of July 1, 1997, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                             Series 1997-5.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 1997              GREEN TREE FINANCIAL CORPORATION
                                      as originator of Manufactured Housing
                                      Contract Senior/Subordinate Pass-
                                      Through Certificate Trust 1997-5



                                  By: /s/ Joel H. Gottesman
                                     -----------------------------------
                                      Joel H. Gottesman
                                      Senior Vice President, General Counsel
                                      and Secretary
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                               INDEX TO EXHIBITS



Exhibit Number                                                         Page
--------------                                                         ----

4.1       Pooling and Servicing Agreement between Green Tree             5
          Financial Corporation, as Seller and Servicer, and
          Firstart Trust Company, as Trustee, dated as of July 1, 1997, relating to Manufactured Housing
          Contract Senior/Subordinate Pass-Through Certificates,
          Series 1997-5